UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2011

RES-CARE, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9901 Linn Station Road, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 394-2100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On May 1, 2011, Res-Care, Inc. (“ResCare”) entered into new employment agreements with five executive officers: Ralph G. Gronefeld, Jr., Patrick G. Kelley, David W. Miles, Richard L. Tinsley and David S. Waskey. The agreements are substantially similar to one another, having similar provisions and a common definition of “change of control.”  Each executive officer’s agreement supersedes the previous employment agreements between ResCare and that executive officer.  The agreements have been approved by the Executive Compensation Committee of the Board of Directors (the “Committee”) and the Board of Directors.

Mr. Gronefeld’s Agreement

Position:  President and Chief Executive Officer

Term:  January 1, 2011 to December 31, 2015.  Automatically renewed for successive one-year terms unless earlier terminated in accordance with its terms.

Base Salary:  Effective January 1, 2011, Mr. Gronefeld’s base salary will be $440,000 and may be adjusted from time to time for changes in Mr. Gronefeld’s duties or for market conditions.

Incentive Bonus:  The Company must meet or exceed 90% of its annual EBITDA target (the “EBITDA Target”) in order to pay any bonus.  The EBITDA Target is set by the Committee.  Mr. Gronefeld is eligible for a bonus of up to a total of 100% of his base salary.  Mr. Gronefeld would receive 70% of his bonus if the Company meets or exceeds the EBITDA Target.  Mr. Gronefeld would receive a maximum of 30% based on his attainment of professional performance criteria and the relative weights assigned to those criteria, as determined by the Committee.

For purposes of the employment agreements, EBITDA is determined in accordance with generally accepted accounting principles, consistently applied.

Stock Options:

Primary Grant: Within 60 days of May 1, 2011, Mr. Gronefeld will be granted options to purchase 714 shares of Class A common stock (“Parent Shares”), of Onex Rescare Holdings Corp., the parent corporation of ResCare, at an exercise price of $5,000.00 per share. These options vest ratably over a five year period beginning on the first anniversary of the grant date.  The options will be issued under the Onex Rescare Holdings Corp. Stock Option Plan (the “Option Plan”).

Extra Grant:  Within 60 days of May 1, 2011, Mr. Gronefeld will be granted options to purchase 95 Parent Shares at an exercise price of $5,000.00 per share. These options will be automatically vested when they are granted, but they are only exercisable to the extent that the equity value per Parent Share is at least 300% of the equity value per Parent Share at December 22, 2010. The options were issued under the Option Plan.

The Option Plan was filed as Exhibit 10.2 to ResCare’s Registration Statement on Form S-4 (Reg. No. 333-173527), and forms of the nonstatutory stock option agreements under the Plan (individually, a “Primary Option Agreement,” or an “Extra Option Agreement”) are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively. The option agreements are substantially similar for each executive officer.

Benefits: Mr. Gronefeld will participate in all employee benefit plans provided by the Company for which he is eligible.

Termination:  If the employment agreement is terminated without cause by ResCare or for good reason by Mr. Gronefeld, or if ResCare elects not to renew the employment agreement, Mr. Gronefeld is entitled to receive an amount equal to twice his then current base salary payable in equal monthly installments during the period commencing with the date of his termination and ending on March 15 of the calendar year immediately following his date of termination, and any earned but unpaid incentive bonus for any calendar year ending before or at termination.

If Mr. Gronefeld is terminated for cause, voluntarily terminates his employment other than for good reason, dies, or elects not to renew the employment agreement at the end of its term, he would receive his salary through the date of termination or death.  In each case, he is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before or at termination.

If Mr. Gronefeld becomes disabled during the term of the agreement, after he has exhausted any paid time off and emergency leave reserve time, he will continue to receive his base salary until the earlier of the termination of the agreement due to disability as provided in the agreement, or the commencement of disability benefits under the Company’s benefit plan. In addition, if the disability benefits do not equal 100% of base salary, Mr. Gronefeld would receive the difference between his base salary and the disability payment until the agreement terminates due to disability.  He would also receive any earned but unpaid incentive bonus for a calendar year ending before termination.

Mr. Gronefeld has “good reason” to terminate his employment agreement if: (A) (i) he is assigned duties inconsistent with his position as President and Chief Executive Officer, (ii) there is a material adverse alteration in the nature or status of his responsibilities as set forth in his agreement, or (iii) a significant portion of his responsibilities are transferred to another person, and any such alteration of his duties or responsibilities is not cured within 30 days; (B) the Company fails to pay him when such payment is due under the agreement, within 30 days of written demand for such payment; (C) the Company moves his principal office location more than 25 miles without his consent; or (D) the Company otherwise materially breaches the employment agreement.

Change of Control: If a “change of control” occurs with respect to ResCare, and, within two years of such change of control, Mr. Gronefeld’s employment is terminated either by ResCare for good cause or by Mr. Gronefeld for good reason, he would receive a lump sum payment totaling the greater of (i) the unpaid amount of his base salary for the remainder of the then effective term and (ii) his then current base salary multiplied by three.

A “change of control” means (i) any event or series of events which have the effect of any “person” other than (x) Onex Corporation, Onex Partners III LP or any of their respective affiliates or any group including any of the foregoing and (y) any trustee or other fiduciary holding securities of ResCare under any employee benefit plan of ResCare, becoming the beneficial owner, directly or indirectly, of securities of ResCare representing 50% of more of the combined voting power of the Company’s then outstanding capital stock; (ii) any merger, consolidation, share exchange, recapitalization or other transaction in which any person other than Onex Corporation, Onex Partners III LP or any of their respective affiliates or any group including any of the foregoing becomes the beneficial owner of securities of ResCare representing 50% or more of the combined voting power of ResCare’s then outstanding capital stock; (iii) all of substantially all of the business of ResCare is disposed of pursuant to a partial or complete liquidation, sale of assets, or otherwise.

Restrictive Covenants:  Mr. Gronefeld agrees not to compete with ResCare during his employment and for 24 months after termination of his employment, and not to encourage employees to leave ResCare.  He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Mr. Kelley’s Agreement

Position:  Chief Operating Officer

Term:  January 1, 2011 to December 31, 2015.  Automatically renewed for successive one-year terms unless earlier terminated in accordance with its terms.

Base Salary:  Effective January 1, 2011, Mr. Kelley’s base salary will be $400,000 and may be adjusted from time to time for changes in Mr. Kelley’s duties or for market conditions.

Incentive Bonus:  The Company must meet or exceed 90% of the EBITDA Target in order to pay any bonus.  The EBITDA Target is set by the Committee.  Mr. Kelley is eligible for a bonus of up to a total of 100% of his base salary.  Mr. Kelley would receive 70% of his bonus if the Company meets or exceeds the EBITDA Target.  Mr. Kelley would receive a maximum of 30% based on his attainment of professional performance criteria and the relative weights assigned to those criteria, as determined by the Committee.

Stock Options:

Primary Grant: Within 60 days of May 1, 2011, Mr. Kelley will be granted options to purchase 476 Parent Shares at an exercise price of $5,000.00 per share. These options vest ratably over a five year period beginning on the first anniversary of the grant date. The options were issued under the Option Plan.

Extra Grant:  Within 60 days of May 1, 2011, Mr. Kelley will be granted options to purchase 71 Parent Shares at an exercise price of $5,000.00 per share. These options will be automatically vested when they are granted, but they are only exercisable upon satisfaction of the terms of the Extra Option Agreement. The options were issued under the Option Plan.

Benefits: Mr. Kelley will participate in all employee benefit plans provided by the Company for which he is eligible.

Termination:  If the employment agreement is terminated without cause by ResCare (except upon a “change of control,” discussed below) or if ResCare elects not to renew the employment agreement, Mr. Kelley entitled to receive an amount equal to twice his then current base salary payable in equal monthly installments during the period commencing with the date of his termination and ending on March 15 of the calendar year immediately following his date of termination, and any earned but unpaid incentive bonus for any calendar year ending before or at termination.

If Mr. Kelley is terminated for cause, voluntarily terminates his employment, dies, or elects not to renew the employment agreement at the end of its term, he would receive his salary through the date of termination or death.  In each case, he is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before or at termination.

If Mr. Kelley becomes disabled during the term of the agreement, after he has exhausted any paid time off and emergency leave reserve time, he will continue to receive his base salary until the earlier of the termination of the agreement due to disability as provided in the agreement, or the commencement of disability benefits under the Company’s benefit plan. In addition, if the disability benefits do not equal 100% of base salary, Mr. Kelley would receive the difference between his base salary and the disability payment until the agreement terminates due to disability.  He would also receive any earned but unpaid incentive bonus for a calendar year ending before termination.

The Company has “cause” to terminate Mr. Kelley upon his personal dishonesty, intentional misconduct, breach of fiduciary duty involving personal profit, conviction of, or plea of nolo contender to, any law, rule or regulation (other than traffic violations or similar offenses) or breach of any provision of his employment agreement.

Change of Control: If a “change of control” occurs with respect to ResCare, and, within two years of such change of control, Mr. Kelley’s employment is terminated by ResCare for good cause, he would receive a lump sum payment totaling his then current base salary multiplied by two, any unpaid incentive bonus for any calendar year before the date of termination, and prorated incentive bonus for the calendar year including the date of termination.

Restrictive Covenants:  Mr. Kelley agrees not to compete with ResCare during his employment and for 24 months after termination of his employment, and not to encourage employees to leave ResCare.  He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Mr. Miles’ Agreement

Position:  Executive Vice President and Chief Financial Officer

Term:  January 1, 2011 to December 31, 2015.  Automatically renewed for successive one-year terms unless earlier terminated in accordance with its terms.

Base Salary:  Effective January 1, 2011, Mr. Miles’ base salary will be $300,000 and may be adjusted from time to time for changes in Mr. Miles’ duties or for market conditions.

Incentive Bonus:  The Company must meet or exceed 90% of the EBITDA Target in order to pay any bonus.  The EBITDA Target is set by the Committee.  Mr. Miles is eligible for a bonus of up to a total of 100% of his base salary.  Mr. Miles would receive 70% of his bonus if the Company meets or exceeds the EBITDA Target.  Mr. Miles would receive a maximum of 30% based on his attainment of professional performance criteria and the relative weights assigned to those criteria, as determined by the Committee.

Stock Options:

Primary Grant: Within 60 days of May 1, 2011, Mr. Miles will be granted options to purchase 238 Parent Shares at an exercise price of $5,000.00 per share. These options vest ratably over a five year period beginning on the first anniversary of the grant date. The options were issued under the Option Plan.

Extra Grant:  Within 60 days of May 1, 2011, Mr. Miles will be granted options to purchase 71 Parent Shares at an exercise price of $5,000.00 per share. These options will be automatically vested when they are granted, but they are only exercisable upon satisfaction of the terms of the Extra Option Agreement.  The options were issued under the Option Plan.

Benefits: Mr. Miles will participate in all employee benefit plans provided by the Company for which he is eligible.

Termination:  If the employment agreement is terminated without cause by ResCare (except upon a “change of control,” discussed below) or if ResCare elects not to renew the employment agreement, Mr. Miles will continue to receive installments of his then current base salary for a period of 12 months following his date of termination.  Mr. Miles will also receive any earned but unpaid incentive bonus for any calendar year ending before or at termination.

If Mr. Miles is terminated for cause, voluntarily terminates his employment, dies, or elects not to renew the employment agreement at the end of its term, he would receive his salary through the date of termination or death.  In each case, he is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before or at termination.

If Mr. Miles becomes disabled during the term of the agreement, after he has exhausted any paid time off and emergency leave reserve time, he will continue to receive his base salary until the earlier of the termination of the agreement due to disability as provided in the agreement, or the commencement of disability benefits under the Company’s benefit plan. In addition, if the disability benefits do not equal 100% of base salary, Mr. Miles would receive the difference between his base salary and the disability payment until the agreement terminates due to disability.  He would also receive any earned but unpaid incentive bonus for a calendar year ending before termination.

The Company has “cause” to terminate Mr. Miles upon his personal dishonesty, intentional misconduct, breach of fiduciary duty involving personal profit, conviction of, or plea of nolo contender to, any law, rule or regulation (other than traffic violations or similar offenses) or breach of any provision of his employment agreement.

Change of Control: If a “change of control” occurs with respect to ResCare, and, within two years of such change of control, Mr. Miles’ employment is terminated by ResCare for good cause, he would receive a lump sum payment totaling his then current base salary multiplied by two, any unpaid incentive bonus for any calendar year before the date of termination, and prorated incentive bonus for the calendar year including the date of termination.

Restrictive Covenants:  Mr. Miles agrees not to compete with ResCare during his employment and for 12 months after termination of his employment, and not to encourage employees to leave ResCare.  He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Mr. Tinsley’s Agreement

Position:  Executive Vice President Workforce Services

Term:  January 1, 2011 to December 31, 2015.  Automatically renewed for successive one-year terms unless earlier terminated in accordance with its terms.

Base Salary:  Effective January 1, 2011, Mr. Tinsley’s base salary will be $250,000 and may be adjusted from time to time for changes in Mr. Tinsley’s duties or for market conditions.

Incentive Bonus:  The Company must meet or exceed 90% of the EBITDA Target in order to pay any bonus.  The EBITDA Target is set by the Committee.  Mr. Tinsley is eligible for a bonus of up to a total of 100% of his base salary.  Mr. Tinsley would receive 70% of his bonus if the Company meets or exceeds the EBITDA Target.  Mr. Tinsley would receive a maximum of 30% based on his attainment of professional performance criteria and the relative weights assigned to those criteria, as determined by the Committee.

Stock Options:

Primary Grant: Within 60 days of May 1, 2011, Mr. Tinsley will be granted options to purchase 119 Parent Shares at an exercise price of $5,000.00 per share. These options vest ratably over a five year period beginning on the first anniversary of the grant date. The options were issued under the Option Plan.

Extra Grant:  Within 60 days of May 1, 2011, Mr. Tinsley will be granted options to purchase 48 Parent Shares at an exercise price of $5,000.00 per share. These options will be automatically vested when they are granted, but they are only exercisable upon satisfaction of the terms of the Extra Option Agreement. The options were issued under the Option Plan.

Benefits: Mr. Tinsley will participate in all employee benefit plans provided by the Company for which he is eligible.

Termination:  If the employment agreement is terminated without cause or if ResCare elects not to renew the employment agreement, Mr. Tinsley will continue to receive installments of his then current base salary for a period of 12 months following his date of termination.  Mr. Tinsley will also receive any earned but unpaid incentive bonus for any calendar year ending before or at termination.

If Mr. Tinsley is terminated for cause, voluntarily terminates his employment, dies, or elects not to renew the employment agreement at the end of its term, he would receive his salary through the date of termination or death.  In each case, he is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before or at termination.

If Mr. Tinsley becomes disabled during the term of the agreement, after he has exhausted any paid time off and emergency leave reserve time, he will continue to receive his base salary until the earlier of the termination of the agreement due to disability as provided in the agreement, or the commencement of disability benefits under the Company’s benefit plan. In addition, if the disability benefits do not equal 100% of base salary, Mr. Tinsley would receive the difference between his base salary and the disability payment until the agreement terminates due to disability.  He would also receive any earned but unpaid incentive bonus for a calendar year ending before termination.

The Company has “cause” to terminate Mr. Tinsley upon his personal dishonesty, intentional misconduct, breach of fiduciary duty involving personal profit, conviction of, or plea of nolo contender to, any law, rule or regulation (other than traffic violations or similar offenses) or breach of any provision of his employment agreement.

Restrictive Covenants:  Mr. Tinsley agrees not to compete with ResCare during his employment and for 12 months after termination of his employment, and not to encourage employees to leave ResCare.  He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Mr. Waskey’s Agreement

Position:  General Counsel and Chief Compliance Officer

Term:  January 1, 2011 to December 31, 2015.  Automatically renewed for successive one-year terms unless earlier terminated in accordance with its terms.

Base Salary:  Effective January 1, 2011, Mr. Waskey’s base salary will be $250,000 and may be adjusted from time to time for changes in Mr. Waskey’s duties or for market conditions.

Incentive Bonus:  The Company must meet or exceed 90% of the EBITDA Target in order to pay any bonus.  The EBITDA Target is set by the Committee.  Mr. Waskey is eligible for a bonus of up to a total of 100% of his base salary.  Mr. Waskey would receive 70% of his bonus if the Company meets or exceeds the EBITDA Target.  Mr. Waskey would receive a maximum of 30% based on his attainment of professional performance criteria and the relative weights assigned to those criteria, as determined by the Committee.

Stock Options:

Primary Grant: Within 60 days of May 1, 2011, Mr. Waskey will be granted options to purchase 119 Parent Shares at an exercise price of $5,000.00 per share. These options vest ratably over a five year period beginning on the first anniversary of the grant date. The options were issued under the Option Plan.

Extra Grant:  Within 60 days of May 1, 2011, Mr. Waskey will be granted options to purchase 48 Parent Shares at an exercise price of $5,000.00 per share. These options will be automatically vested when they are granted, but they are only exercisable upon satisfaction of the terms of the Extra Option Agreement.  The options were issued under the Option Plan.

Benefits: Mr. Waskey will participate in all employee benefit plans provided by the Company for which he is eligible.

Termination:  If the employment agreement is terminated without cause by ResCare or if ResCare elects not to renew the employment agreement, Mr. Waskey will continue to receive installments of his then current base salary for a period of 12 months following his date of termination.  Mr. Waskey will also receive any earned but unpaid incentive bonus for any calendar year ending before or at termination.

If Mr. Waskey is terminated for cause, voluntarily terminates his employment, dies, or elects not to renew the employment agreement at the end of its term, he would receive his salary through the date of termination or death.  In each case, he is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before or at termination.

If Mr. Waskey becomes disabled during the term of the agreement, after he has exhausted any paid time off and emergency leave reserve time, he will continue to receive his base salary until the earlier of the termination of the agreement due to disability as provided in the agreement, or the commencement of disability benefits under the Company’s benefit plan. In addition, if the disability benefits do not equal 100% of base salary, Mr. Waskey would receive the difference between his base salary and the disability payment until the agreement terminates due to disability.  He would also receive any earned but unpaid incentive bonus for a calendar year ending before termination.

The Company has “cause” to terminate Mr. Waskey upon his personal dishonesty, intentional misconduct, breach of fiduciary duty involving personal profit, conviction of, or plea of nolo contender to, any law, rule or regulation (other than traffic violations or similar offenses) or breach of any provision of his employment agreement.

Restrictive Covenants:  Mr. Waskey agrees not to compete with ResCare during his employment and for 12 months after termination of his employment, and not to encourage employees to leave ResCare.  He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Nonstatutory Stock Option Agreement (Primary).

10.2	Form of Nonstatutory Stock Option Agreement (Extra).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: May 5, 2011	By	/s/ David W. Miles
David W. Miles
Executive VP & CFO

Index to Exhibits

Exhibit No.	Description

10.1	Form of Nonstatutory Stock Option Agreement (Primary).

10.2	Form of Nonstatutory Stock Option Agreement (Extra).